UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 5, 2016

Date of Report (Date of Earliest Event Reported)

WORLD MONITOR TRUST III – SERIES J

(Exact name of Registrant as Specified in its Charter)

Delaware	333-119612	20-2446281
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1211 Avenue of the Americas, Suite 2701 – New York, NY 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 596-3480

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

World Monitor Trust III - Series J (“Registrant”) has entered into an Administrative Services Agreement with Gemini Fund Services LLC (“Gemini”) whereby Gemini will provide administration services to Registrant.

GlobeOp Financial Services LLC (“GlobeOp”) currently provides Registrant with administration services pursuant to Administration Agreement and Middle/Back Office Agreement between GlobeOp and Registrant. Registrant has notified GlobeOp that effective January 31, 2016, Registrant intends to replace GlobeOp with Gemini as Administrator and that GlobeOp’s Administration Agreement and Middle/Back Office Agreement with Registrant will be terminated effective close of business on January 31, 2016.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.3	Notice to Unitholders dated January 4, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant in the capacities indicated on December 26, 2014.

WORLD MONITOR TRUST III – SERIES J

	By:	Kenmar Preferred Investments Corp.
its Managing Owner

Date: January 5, 2016		By:	/s/ James Parrish
Name: James Parrish
Title: President